Thrivent Series Fund, Inc.

Supplement to Prospectus dated May 1, 2007

With respect to

Thrivent Diversified Income Plus Portfolio

The “Portfolio Management” section of the prospectus is amended. The description under Thrivent Diversified Income Plus Portfolio is deleted and replaced with the following:

Mark L. Simenstad, CFA, Kevin R. Brimmer, FSA, David R. Spangler, CFA and Stephen D. Lowe, CFA serve as portfolio co-managers of the Thrivent Diversified Income Plus Portfolio.

Mr. Simenstad is Vice President of Fixed Income Mutual Funds and Separate Accounts and has been with Thrivent since 1997.

Mr. Brimmer has been a portfolio manager since 2002 and previously managed Thrivent’s asset liability management department. He has been with Thrivent since 1985.

Mr. Spangler has been a portfolio manager since 2007 and was previously the Director of Investment Product Management of Thrivent from 2002 to 2006. In addition, Mr. Spangler was Vice President of Mutual Funds Product Development at Wells Fargo Funds Management, LLC from 2000 to 2002.

Mr. Lowe has been a senior portfolio manager of the high yield portion of Thrivent’s general account since 2005. Prior to this position, he was, since 2004, a high yield research manager and, since 2002, an associate portfolio manager of the high yield portion of the general account. He has been with Thrivent since 1997.

The date of this Supplement is February 29, 2008

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